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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                 Amendment No. 1
                          To Current Report on Form 8-K
                                  On Form 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  May 18, 2000

                               INTER PARFUMS, INC.

             (Exact name of Registrant as specified in its charter)

                         Commission File Number 0-16469

           Delaware                                         13-3275609
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)

                   551 Fifth Avenue, New York, New York 10176
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                  212. 983.2640
                                  -------------
              (Registrant's Telephone number, including area code)



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Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

No.                Description

10.76              Celine License Agreement [in French]- excised.

10.76.1            Celine License Agreement [English translation]- excised.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: 22 June 2000

                                     Inter Parfums, Inc.



                                     By: /s/ Russell Greenberg
                                        ----------------------------------------
                                     Russell Greenberg, Executive Vice President



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